Other income (expenses), net	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Other income (expenses), net
14.	Other income (expenses), net

Year ended December 31,	2014	2015	2016
Foreign exchange loss, net	$(3,690)	$(8,678)	$(8,294)
Interest income from finance lease receivable	656	303	16
Gain on disposal of idle property, plant and equipment	447	106	8
Loss from discontinued operations	(20,172)	(630)	(634)
Others	208	880	407

	$(22,551)	$(8,019)	$(8,497)

In 2014, after the final evaluation on the viability of its core operations of LCM production, the Company decided to formally discontinue its core business of LCM production in Shenzhen by the end of April 2014 due to a major customer’s repeated and continuous changes in its formal purchasing orders without suitable commitment. Upon the cessation of its LCM manufacturing business in April 2014, the Company formally transformed its core business from the engineering manufacturing services (EMS) industry to property development and management. As a result, $16,316 long-lived assets related to EMS production were reclassified to assets held for sale in 2014.

No additional long-lived asset was reclassified to assets held for sale in 2015 and 2016. Assets of $20,254 and $18,970 have been included in assets held for sale (Note 4) as at December 31, 2015 and 2016, respectively, which are expected to be sold by 2017.

Summarized financial information for the discontinued operations of the Company is as follows:

	2014	2015	2016
Net sales	53,236	—	—

Loss before income tax	(20,029)	(630)	(634)
Income tax expenses	(143)	—	—

Loss from discontinued operations, net of income tax	(20,172)	(630)	(634)

Prepaid expenses and other receivables		106	74

Total assets		106	74

Accrued expenses and other payables		160	121

Total liabilities		160	121

Net liabilities of discontinued operations		(54)	(47)